                                                                    EXHIBIT 10.5

                 SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


         SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as September 18, 2002 (this "Second Amendment"), with respect to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 20, 2001 (as amended, the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Lender", and collectively, "Lenders"), Comerica Bank, as Agent for the Lenders (in such capacity, "Agent"), Plastipak Holdings, Inc., a Michigan corporation ("Holdings"), Plastipak Packaging, Inc., a Delaware corporation, Whiteline Express, Ltd., a Delaware corporation, TABB Realty, LLC, a Michigan limited liability company, and Clean Tech, Inc., a Michigan corporation ("Borrowers"), and Plastipak Packaging do Brazil, Ltda, a limited liability quota company organized under the laws of Brazil ("Plastipak Brazil").

                               W I T N E S S E T H

         WHEREAS, the Lenders, the Agent, the Borrowers, Holdings and Plastipak Brazil are parties to the Credit Agreement; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders amend the Credit Agreement as set forth below; and

         WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions provided herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

                    ARTICLE I. -- DEFINITIONS AND AMENDMENTS

         1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

         1.2 Amendments to Section 1. (a)The following definition is amended to read in its entirety as follows:

                  "Senior Unsecured Notes" shall mean (a) the 10.75% Senior Notes of Holdings due 2011 in the original principal amount of $275,000,000, and the notes of Holdings issued in exchange therefor pursuant to the Registration Rights Agreement entered into in connection with the Senior Unsecured Debt Documents and (b) the 2002 Senior Notes, and the notes of Holdings issued in exchange therefor pursuant to any Registration Rights Agreement entered into in connection with the Senior Unsecured Debt Documents.



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
                                                                    EXHIBIT 10.5

                  (b) The following definition is added to Section 1, in its appropriate alphabetical place:

                  "2002 Senior Notes" shall mean the unsecured notes to be issued by Holdings in 2002 pursuant to an amendment to the Senior Unsecured Debt Indenture, which notes shall (a) be in a principal amount not to exceed $50,000,000, (b) bear interest at a rate not to exceed 10.75% per annum, and (c) otherwise be on terms no less favorable to Holdings than the 10.75% Senior Notes of Holdings due 2011 in the original principal amount of $275,000,000.

         1.3 Amendment to Section 7.11. Section 7.11 is amended to read in its entirety as follows:

                  "7.11 Leverage Ratio. Maintain a Leverage Ratio of not more than the following, as of the end of each fiscal quarter of Holdings during the periods indicated below:

         August 3, 2002 through November 1, 2002              4.25 to 1.0
         November 2, 2002 through October 31, 2003            4.50 to 1.0
         November 1, 2003 through October 29, 2004            4.25 to 1.0
         October 30, 2004 through October 28, 2005            4.00 to 1.0
         October 29, 2005 and thereafter                      3.75 to 1.0"

         1.4 Amendment to Section 8.1(h). Section 8.1(h) is amended to read in its entirety as follows:

                  "(h) Senior Unsecured Debt, and any renewals, refundings and refinancings thereof in amounts not exceeding $325,000,000 less all permitted prepayments thereof;"

         1.5 Amendment to Section 8.7. Section 8.7 is amended by (a) deleting the period of sub-section (h) and replacing it with "; and", and (b) adding a new sub-section (i) to read as follows:

                  "(i) Investments other than those set forth in clauses (a) through (h) above, or on Schedule 8.7 hereof, in an amount not to exceed the lesser of (i) $25,000,000 and (ii) $10,000,000, plus 50% of
         Consolidated Net Income for the period (taken as one accounting period) from the first day of the fourth fiscal quarter of Fiscal Year 2001 to the end of Holdings's most recently ended fiscal quarter for which internal financial statements are available at the time of such Investment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit)."

         1.6 Amendment to Section 8.14. Section 8.14 is amended to read in its entirety as follows:

                  "8.14 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital

                                                                    EXHIBIT 10.5

         Expenditure, except for Capital Expenditures not to exceed $70,000,000 in Fiscal Year 2002 and $90,000,000 in any subsequent Fiscal Year. In addition, the difference between permitted Capital Expenditures and actual Capital Expenditures at the end of any Fiscal Year and for the year then ended may be spent during the following Fiscal Year, provided that any amounts carried forward pursuant to this paragraph shall expire at the end of such following Fiscal Year."

                 ARTICLE II. -- REPRESENTATIONS AND WARRANTIES;
                              CONDITIONS PRECEDENT

         2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this Second Amendment and to the transactions contemplated hereby, Holdings and each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case Holdings and each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Second Amendment, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.

         2.2 Effective Date. This Second Amendment shall become effective on the date (which shall be no later than September 23, 2002) when (a) the Agent shall have received counterpart originals of this Second Amendment, in each case duly executed and delivered by Holdings, the Borrowers, Plastipak Brazil, and the Majority Lenders, and (b) the Agent has received all fees described in the fee letter between Agent, Holdings and Borrowers dated September 16, 2002.

                         ARTICLE III. -- MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         3.2 Expenses. The Borrowers shall reimburse the Agent for all of its reasonable costs and expenses including, without limitation, legal expenses, incurred in connection with the preparation, execution and delivery of this Second Amendment.

         3.3 Governing Law. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.

         3.4 Counterparts. This Second Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 Guarantors. By its execution hereof, Holdings and each of the Borrowers consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Lenders under the Guaranty.

                                                                    EXHIBIT 10.5

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.

                                        HOLDINGS:

                                        PLASTIPAK HOLDINGS, INC.

                                        By:          /S/  Michael J. Plotzke
                                                 ----------------------------

                                        Its:     Treasurer


                                        BORROWERS:

                                        PLASTIPAK PACKAGING, INC.

                                        By:          /S/  Michael J. Plotzke
                                                 ----------------------------

                                        Its:     Treasurer



                                        WHITELINE EXPRESS, LTD.

                                        By:          /S/  Michael J. Plotzke
                                                 ----------------------------

                                        Its:     Treasurer


                                        TABB REALTY, LLC

                                        By:          /S/  Michael J. Plotzke
                                                 ----------------------------

                                        Its:     Treasurer


                                        CLEAN TECH, INC.

                                        By:          /S/  Michael J. Plotzke
                                                 ----------------------------

                                        Its:     Treasurer

                                                                    EXHIBIT 10.5

                                        PLASTIPAK BRAZIL:
                                        PLASTIPAK PACKAGING DO BRAZIL,
                                        LTDA

                                        By:            /S/  Marcelo Gianesi
                                                 -------------------------------

                                        Its:     Administrative Finance Manager




                                        AGENT AND LENDERS:

                                        COMERICA BANK, as Agent and as a Lender

                                        By:            /S/  Jeffrey J. Judy
                                                 -------------------------------

                                        Its:     Vice President

                                        STANDARD FEDERAL BANK

                                        By:            /S/  Gregory Castle
                                                 -------------------------------

                                        Its:     First Vice President


                                        FLEET NATIONAL BANK

                                        By:            /S/  Marwan Isbaih
                                                 -------------------------------

                                        Its:     Director


                                        NATIONAL CITY BANK

                                        By:          /S/  Kenneth M. Blackwell
                                                 -------------------------------

                                        Its:     Assistant Vice President


                                        BANK ONE, MICHIGAN

                                        By:          /S/  Mark L. McClure
                                                 -------------------------------

                                        Its:     First Vice President





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
                                                                    EXHIBIT 10.5

                                        ASSOCIATED BANK, NA.


                                        By:         /s/ Clark Rasmussen
                                                 -------------------------------

                                        Its:     Senior Vice President


                                        FIRSTMERIT BANK, NA.

                                        By:          /S/  Kathryn B. Neilsen
                                                 -------------------------------

                                        Its:     Vice President


                                        MARINE BANK

                                        By:          /S/  William E. Shaw
                                                 -------------------------------

                                        Its:     Senior Vice President



                                       6